Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk
(10)	Concentrations of Credit Risk:

Most of the Bank’s business activity is with customers located within the western part of the Commonwealth of Kentucky and middle and western Tennessee. One-to-four family residential and non residential real estate collateralize the majority of the loans. The Bank requires collateral for the majority of loans.

The distribution of commitments to extend credit approximates the distribution of loans outstanding. The contractual amounts of credit-related financial instruments such as commitments to extend credit and commercial letters of credit represent the amounts of potential accounting loss should the contract be fully drawn upon, the customer default, and the value of any existing collateral become worthless.

At December 31, 2016, all cash and cash equivalents are deposited with BBVA Compass Bank, the Federal Reserve Bank or the Federal Home Loan Bank of Cincinnati (FHLB). Deposits at Compass BBVA Bank are insured to $250,000. All deposits at the FHLB are liabilities of the individual bank and were not federally insured. The FHLB is a government sponsored enterprise (GSE) and has the second highest rating available by all rating agencies. At December 31, 2016, total FHLB deposits were approximately $826,000 and total deposits at the Federal Reserve were $4.7 million, none of which is insured by the FDIC. At December 31, 2016, total deposits at BBVA were $9.7 million, of which $250,000 were insured by the FDIC.